U.S. SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15 (d)

                  OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) March 21, 2000


Commission File Number 33-67254



                         COMMERCIAL BANKSHARES, INC.
            ------------------------------------------------------
            (Exact name of Registrant as specified in its charter)



           FLORIDA                                  65-0050176
-------------------------------                 -------------------
(State or other jurisdiction of				               (IRS	Employer
 incorporation or organization	                	Identification No.)



  1550 S.W. 57th Avenue, Miami, Florida   		          	 33144
----------------------------------------             ----------
(Address of principal executive offices)             (Zip Code)



                            (305) 267-1200
         ----------------------------------------------------
         (Registrant's Telephone Number, including area code)




CLASS							                              OUTSTANDING AT MARCH 21, 2000
-----                                     -----------------------------
COMMON STOCK, $.08 PAR VALUE		            3,730,702 SHARES




                          REPORT INFORMATION

Item 5.  Other events

Commercial Bankshares, Inc. (the Company), has adopted a stock repurchase plan whereby up to $4 million can be used to buy shares of Commercial Bankshares, Inc. common stock in open market and negotiated transactions during the next 24 months. This represents approximately 10.25% of the Company's $39 million in shareholders' equity as of February 29, 2000.




SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Commercial Bankshares, Inc.
---------------------------
     (Registrant)



  /s/ Barbara E. Reed
-----------------------
Senior Vice President &
Chief Financial Officer


Date:   March 22, 2000
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